Exhibit 99.1

SAN JOSE, Calif., October 20, 2011 -- Pixelworks, Inc. (NASDAQ:PXLW), an innovative provider of powerful video and pixel processing technology, today announced financial results for the third quarter ended September 30, 2011.

Third Quarter 2011 Highlights:

•	Revenue increased 10.8% sequentially to $17.4 million

•	Achieved second consecutive quarter of positive cash flow from operations

•	New product revenue was up 21.2% sequentially and 33.3% year over year

•	Ramped production volumes of the PA136 MotionEngine® Video Processor for advanced TV

•	Began sampling the new PA138 for 240Hz advanced TV

•	Further expanded design win momentum for the Topaz family of projector products
Third quarter 2011 revenue increased 10.8% sequentially to $17.4 million, compared to $15.7 million reported in the second quarter of 2011 and $18.0 million in the third quarter of 2010. The sequential increase was primarily driven by higher sales of new products and the continued ramping of advanced TV design wins secured in previous quarters.
On a GAAP basis, gross profit margin in the third quarter of 2011 was 48.6%, up from 47.3% in the second quarter of 2011 and 46.0% in the third quarter of 2010. Third quarter 2011 GAAP operating expenses were $9.6 million, compared with $9.2 million in the previous quarter and $9.3 million in the third quarter of 2010. For the third quarter of 2011, the Company recorded a GAAP net loss of $1.1 million, or $0.06 per share, compared to a GAAP net loss of $2.1 million, or $0.13 per share, in the second quarter of 2011 and GAAP net income of $7,000, or $0.00 per share, in the third quarter of 2010.
On a non-GAAP basis, third quarter 2011 gross profit margin was 49.4%, up from 48.3% in the second quarter of 2011 and 46.1% in the third quarter of 2010, driven by increased overhead absorption and a continued focus on product cost improvement. Third quarter 2011 operating expenses on a non-GAAP basis were $9.1 million, compared to $8.7 million in the previous quarter and $9.0 million in the third quarter of 2010. On a non-GAAP basis, net loss in the third quarter of 2011 was $0.5 million, or $0.03 per share, compared with a net loss of $1.4 million, or $0.09 per share, in the second quarter of 2011 and net income of $0.2 million, or $0.01 per share, in the third quarter of 2010.
“I am pleased to report another quarter of sequential revenue growth and our second consecutive quarter of positive operating cash flow, driven by the achievement of record revenue for our new products which increased 33% year over year and 21% sequentially,” said Bruce Walicek, President and CEO of Pixelworks. “We continued to gain momentum with our products for the advanced TV market, which grew 102% year over year, as we further increased our penetration at tier-one TV manufacturers.”

Business Outlook for the Fourth Quarter of 2011
The following statements are based on the Company's current expectations. These statements are forward-looking, subject to risks and uncertainties, and actual results may differ materially. Please refer to our Safe Harbor Statement, below.
The Company's expectations for the fourth quarter of 2011 include:

•	Revenue to be between $17 million and $18 million;

•	Gross profit margin of approximately 46% to 48% on a GAAP basis and 47% to 49% on a non-GAAP basis; and

•	Operating expenses of $9.5 million to $10.5 million on a GAAP basis and $9.0 million to $10.0 million on a non-GAAP basis.

Conference Call Information
Pixelworks will host a conference call today at 2:00 p.m. Pacific Time, which can be accessed by calling 800-299-0148 and using passcode 48502746. A Web broadcast of the call can be accessed by visiting the Company's investor page at www.pixelworks.com. For those unable to listen to the live Web broadcast, it will be archived for 30 days. A replay of the conference call will also be available through Thursday, October 27, 2011, and can be accessed by calling 888-286-8010 and using passcode 84481284.

About Pixelworks, Inc.
Pixelworks, headquartered in San Jose, California, is an innovative designer, developer and marketer of video and pixel processing technology, semiconductors and software for high-end digital video applications. At design centers in Shanghai and San Jose, Pixelworks engineers push pixel performance to new levels for leading manufacturers of consumer electronics and professional displays worldwide.
For more information, please visit the Company's Web site at www.pixelworks.com.
Note: Pixelworks and the Pixelworks logo are registered trademarks of Pixelworks, Inc. All other trademarks are the property of their respective owners.

Non-GAAP Financial Measures
This press release makes reference to non-GAAP gross profit margins, non-GAAP operating expenses, non-GAAP net income (loss) and non-GAAP net income (loss) per share which exclude restructuring charges, amortization of acquired developed technology, stock-based compensation expense, gain on sale of patents, gain on the sale of marketable securities and additional amortization of a non-cancelable prepaid royalty, all of which are required under GAAP. The press release also reconciles GAAP net income (loss) and adjusted EBITDA which Pixelworks defines as GAAP net income before interest expense and other, net, income tax provision, depreciation and amortization, as well as the specific items listed above. The Company believes these non-GAAP measures provide a meaningful perspective on the Company's core operating results and underlying cash flow dynamics, but cautions investors to consider these measures in addition to, not as a substitute for, its consolidated financial results as presented in accordance with GAAP. A reconciliation between GAAP and non-GAAP financial measures is included in this earnings release which is available in the investor relations section of the Company's website.

Safe Harbor Statement
This release contains statements, including, without limitation, the statements in Bruce Walicek's quote and the "Business Outlook for 2011 Fourth Quarter" section above, that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements for purposes of this release, including any projections of revenue or other financial items or any statements regarding the plans and objectives of management for future operations. Such statements are based on management's current expectations, estimates and projections about the Company's business. These statements are not guarantees of future performance and involve numerous risks, uncertainties and assumptions that are difficult to predict. Actual results could vary materially from those contained in forward looking statements due to many factors, including, without limitation: our ability to deliver new products in a timely fashion; our new product yield rates; changes in estimated product costs; product mix; supply of products from third-party foundries; failure or difficulty in achieving design wins; timely customer transition to new product designs; competitive factors, such as rival chip architectures, introduction or traction by competing designs, or pricing pressures; the success of our products in expanded markets; current global economic challenges; levels of inventory at distributors and customers; changes in the digital display and projection markets; changes in customer ordering patterns or lead times; seasonality in the consumer electronics market; our efforts to achieve profitability from operations; insufficient, excess or obsolete inventory and variations in inventory valuation; the outcome of any litigation related to our intellectual property rights; and our lower cash position as a result of our debt repurchases. More information regarding potential factors that could affect the Company's financial results and could cause actual results to differ materially is included from time to time in the Company's Securities and Exchange Commission filings, including our Annual Report on Form 10-K for the year ended December 31, 2010 and subsequent SEC filings.
The forward-looking statements contained in this release speak as of the date of this release, and we do not undertake any obligation to update any such statements, whether as a result of new information, future events or otherwise.

- Financial Tables Follow -

PIXELWORKS, INC. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (In thousands, except per share data) (Unaudited)

	Three months ended			Nine months ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2011	2011	2010	2011	2010
Revenue, net	$17,391	$15,690	$18,027	$47,781	$55,384
Cost of revenue (1)	8,935	8,271	9,733	25,334	29,787
Gross profit	8,456	7,419	8,294	22,447	25,597
Operating expenses:
Research and development (2)	5,982	5,554	5,612	17,531	16,505
Selling, general and administrative (3)	3,641	3,657	3,685	11,132	11,435
Restructuring	—	—	—	—	94
Total operating expenses	9,623	9,211	9,297	28,663	28,034
Loss from operations	(1,167)	(1,792)	(1,003)	(6,216)	(2,437)
Interest expense and other, net	(89)	(140)	(127)	(395)	(378)
Gain on sale of patents	—	—	—	1,600	—
Gain on sale of marketable securities	—	—	316	264	660
Total other income (expense), net	(89)	(140)	189	1,469	282
Loss before income taxes	(1,256)	(1,932)	(814)	(4,747)	(2,155)
Provision (benefit) for income taxes	(173)	126	(821)	(138)	(5,749)
Net income (loss)	$(1,083)	$(2,058)	$7	$(4,609)	$3,594
Net income (loss) per share:
Basic	$(0.06)	$(0.13)	$—	$(0.29)	$0.27
Diluted	$(0.06)	$(0.13)	$—	$(0.29)	$0.25
Weighted average shares outstanding:
Basic	17,905	15,839	13,465	15,787	13,417
Diluted	17,905	15,839	14,335	15,787	14,370
——————
(1) Includes:
Additional amortization of non-cancelable prepaid royalty	$103	$132	$—	$321	$5
Stock-based compensation	34	32	17	93	41
Amortization of acquired developed technology	—	—	—	—	1,050
(2) Includes stock-based compensation	214	209	120	624	309
(3) Includes stock-based compensation	260	264	225	771	500

PIXELWORKS, INC. RECONCILIATION OF GAAP AND NON-GAAP FINANCIAL INFORMATION * (In thousands, except per share data) (Unaudited)

	Three months ended			Nine months ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2011	2011	2010	2011	2010
Reconciliation of GAAP gross profit and non-GAAP gross profit
GAAP gross profit	$8,456	$7,419	$8,294	$22,447	$25,597
Additional amortization of non-cancelable prepaid royalty	103	132	—	321	5
Stock-based compensation	34	32	17	93	41
Amortization of acquired developed technology	—	—	—	—	1,050
Total reconciling items included in cost of revenue	137	164	17	414	1,096
Non-GAAP gross profit	$8,593	$7,583	$8,311	$22,861	$26,693
Non-GAAP gross profit margin	49.4%	48.3%	46.1%	47.8%	48.2%
Reconciliation of GAAP and non-GAAP operating expenses
GAAP operating expenses	$9,623	$9,211	$9,297	$28,663	$28,034
Reconciling item included in research and development:
Stock-based compensation	214	209	120	624	309
Reconciling item included in selling, general and administrative:
Stock-based compensation	260	264	225	771	500
Restructuring	—	—	—	—	94
Total reconciling items included in operating expenses	474	473	345	1,395	903
Non-GAAP operating expenses	$9,149	$8,738	$8,952	$27,268	$27,131
Reconciliation of GAAP and non-GAAP net income (loss)
GAAP net income (loss)	$(1,083)	$(2,058)	$7	$(4,609)	$3,594
Reconciling items included in cost of revenue	137	164	17	414	1,096
Reconciling items included in operating expenses	474	473	345	1,395	903
Gain on sale of patents	—	—	—	(1,600)	—
Gain on sale of marketable securities	—	—	(316)	(264)	(660)
Tax effect of non-GAAP adjustments	2	(5)	119	(7)	37
Non-GAAP net income (loss)	$(470)	$(1,426)	$172	$(4,671)	$4,970
Non-GAAP net income (loss) per share:
Basic	$(0.03)	$(0.09)	$0.01	$(0.30)	$0.37
Diluted	$(0.03)	$(0.09)	$0.01	$(0.30)	$0.35
Non-GAAP weighted average shares outstanding:
Basic	17,905	15,839	13,465	15,787	13,417
Diluted	17,905	15,839	14,335	15,787	14,370

* Our non-GAAP gross profit, non-GAAP operating expenses, non-GAAP net income (loss) and non-GAAP net income (loss) per share differs from GAAP gross profit, GAAP operating expenses, GAAP net income (loss) and GAAP net income (loss) per share due to the exclusion of gain on the sale of patents, gain on the sale of marketable securities, restructuring charges, amortization of acquired developed technology, stock-based compensation expense and additional amortization of a non-cancelable prepaid royalty. Pixelworks' management believes the presentation of non-GAAP gross profit, non-GAAP operating expenses, non-GAAP net income (loss) and non-GAAP net income (loss) per share provides useful information to investors regarding Pixelworks' results of operations by allowing investors to better evaluate underlying cash flow dynamics. Pixelworks' management also uses each of these non-GAAP measures internally to better evaluate underlying cash flow dynamics. Pixelworks, however, cautions investors to consider these non-GAAP financial measures in addition to, and not as a substitute for, our GAAP financial measures.

PIXELWORKS, INC. RECONCILIATION OF GAAP AND NON-GAAP FINANCIAL INFORMATION * (In thousands, except per share data) (Unaudited)

	Three months ended			Nine months ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2011	2011	2010	2011	2010
Reconciliation of GAAP net income (loss) and adjusted EBITDA
GAAP net income (loss)	$(1,083)	$(2,058)	$7	$(4,609)	$3,594
Stock-based compensation	508	505	362	1,488	850
Additional amortization of non-cancelable prepaid royalty	103	132	—	321	5
Gain on sale of patents	—	—	—	(1,600)	—
Gain on sale of marketable securities	—	—	(316)	(264)	(660)
Amortization of acquired developed technology	—	—	—	—	1,050
Restructuring	—	—	—	—	94
Tax effect of non-GAAP adjustments	2	(5)	119	(7)	37
Non-GAAP net income (loss)	$(470)	$(1,426)	$172	$(4,671)	$4,970
EBITDA adjustments:
Depreciation and amortization	$1,290	$1,256	$1,134	$3,800	$3,328
Interest expense and other, net	89	140	127	395	378
Non-GAAP Provision (benefit) for income taxes	(175)	131	(940)	(131)	(5,786)
Adjusted EBITDA	$734	$101	$493	$(607)	$2,890

* Adjusted EBITDA differs from GAAP net income (loss) per share due to the exclusion of gain on the sale of patents, gain on the sale of marketable securities, restructuring charges, amortization of acquired developed technology, stock-based compensation expense, additional amortization of a non-cancelable prepaid royalty, interest expense and other, net, income tax provision (benefit), depreciation and amortization. Pixelworks' management believes the presentation of adjusted EBITDA provides useful information to investors regarding Pixelworks' results of operations by allowing investors to better evaluate underlying cash flow dynamics and core operating results and are used by Pixelworks' management for these purposes. Pixelworks, however, cautions investors to consider these non-GAAP financial measures in addition to, and not as a substitute for, our GAAP financial measures.

PIXELWORKS, INC. CONDENSED CONSOLIDATED BALANCE SHEETS (In thousands) (Unaudited)

	September 30, 2011	December 31, 2010
ASSETS
Current assets:
Cash and cash equivalents	$17,017	$16,872
Short-term marketable securities	—	12,366
Accounts receivable, net	4,357	4,487
Inventories, net	4,683	4,858
Prepaid expenses and other current assets	2,149	2,337
Total current assets	28,206	40,920
Long-term marketable securities	—	603
Property and equipment, net	7,585	5,830
Other assets, net	3,265	5,061
Total assets	$39,056	$52,414
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$5,629	$4,804
Accrued liabilities and current portion of long-term liabilities	8,545	8,983
Current portion of income taxes payable	97	282
Short-term line of credit	—	3,000
Debentures currently payable	—	15,779
Total current liabilities	14,271	32,848
Long-term liabilities, net of current portion	2,580	2,061
Income taxes payable, net of current portion	2,987	3,574
Total liabilities	19,838	38,483
Shareholders’ equity	19,218	13,931
Total liabilities and shareholders’ equity	$39,056	$52,414

Contacts:
Investor Contact
Shelton Group
Brett L Perry
P: +1-972-239-5119 ext 159
E: bperry@sheltongroup.com

Company Contact
Pixelworks, Inc.
Steven Moore
P: +1-408-200-9221
E: smoore@pixelworks.com